UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 13, 2025

Veritone, Inc.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-38093	47-1161641
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1615 Platte Street, 2nd Floor, Denver, CO	80202
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: (888) 507-1737

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	VERI	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07. Submission of Matters to a Vote of Security Holders.

The annual meeting of stockholders of Veritone, Inc. (the “Company”) was held on June 13, 2025. Of the 44,854,836 shares of the Company’s common stock issued and outstanding and entitled to vote at the meeting, there were present at the meeting, in person or by proxy, the holders of 27,435,623 shares of common stock, representing approximately 61.16% of the total number of shares entitled to vote at the meeting. The following six proposals were presented and voted on at the meeting:

Proposal 1

To elect two nominees, Knute P. Kurtz and Michael Zilis, as Class II directors, to serve on the Company’s Board of Directors for a three-year term expiring at the Company’s annual meeting of stockholders in 2028. The two nominees were elected by a plurality of the total votes cast. The voting results were:

Nominee	For	Withheld	Broker Non-Votes
Knute P. Kurtz	14,922,122	971,701	11,541,800
Michael Zilis	15,023,737	870,086	11,541,800

Proposal 2

To ratify the appointment of Grant Thornton LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2025. Such proposal was approved by a majority of the total votes cast. The voting results were:

For	Against	Abstain	Broker Non-Votes
27,270,381	108,735	56,507	—

Proposal 3

To approve, on an advisory basis, the compensation of the Company’s named executive officers. Such proposal was approved, on an advisory basis, by a majority of the total votes cast. The voting results were:

For	Against	Abstain	Broker Non-Votes
15,363,020	513,548	17,255	11,541,800

Proposal 4

To approve an amendment to the Company’s Certificate of Incorporation to increase the number of authorized shares of common stock from 75,000,000 to 150,000,000. Such proposal was approved by votes representing a majority of the outstanding shares entitled to vote on this proposal. The voting results were:

For	Against	Abstain	Broker Non-Votes
25,805,661	1,608,691	21,271	—

Proposal 5

To approve an amendment to the Company’s Certificate of Incorporation to reflect Delaware Law provisions allowing for the exculpation of certain officers. Such proposal was not approved by votes representing a majority of the outstanding shares entitled to vote on this proposal. The voting results were:

For	Against	Abstain	Broker Non-Votes
15,299,364	581,219	13,240	11,541,800

Proposal 6

To approve an amendment and restatement of the Company’s 2023 Equity Incentive Plan to increase the number of shares available for issuance thereunder by 2,500,000 shares. Such proposal was approved by a majority of the total votes cast. The voting results were:

For	Against	Abstain	Broker Non-Votes
14,759,346	1,101,470	33,007	11,541,800

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 16, 2025	Veritone, Inc.

	By:	/s/ Michael L. Zemetra
Michael L. Zemetra
Executive Vice President, Chief Financial Officer and Treasurer